OTHER (INCOME) EXPENSES, NET (non-operational) (Narrative) (Details) - USD ($) $ in Thousands			12 Months Ended
		Sep. 13, 2018	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Measurement of the previous investment in this companies at the acquisition date to fair value	[1]			$ 14,677
Road Track [Member]
Measurement of the previous investment in this companies at the acquisition date to fair value		$ 14,700

[1]	As a result of the acquisition described in Note 3 the company gained control over certain companies that previously were accounted under the equity method ("JV's") and began to include these JV's in the consolidated . The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.